UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)
April 15, 2005

Gardner Denver, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-13215	76-0419383

(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

1800 Gardner Expressway
Quincy, Illinois	62305

(Address of Principal Executive Offices)	(Zip Code)

(217) 222-5400

(Registrant’s Telephone Number, Including Area Code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

     On April 15, 2005, Gardner Denver, Inc. (the “Company”) issued a press release announcing that it proposes to sell 5,000,000 shares of common stock in an underwritten public offering. A copy of this press release is furnished with this report as Exhibit 99.1 to this Form 8-K and incorporated by reference herein.

     On April 15, 2005, the Company also issued a press release announcing that it proposes to make an offering of $125 million of Senior Subordinated Notes due 2013 under Rule 144A. A copy of this press release is furnished with this report as Exhibit 99.2 to this Form 8-K and incorporated by reference herein.

     The information in this Item 9 and the exhibits attached hereto shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information or exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933 (the “Securities Act”) or Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01 Other Events

     On April 15, 2005 the Company filed a preliminary prospectus supplement relating to the proposed sale of 5,000,000 shares of common stock (including up to 750,000 shares which may be sold at the underwriters’ option ) pursuant to Rule 424(b) under the Securities Act. A copy of the preliminary prospectus supplement is filed as Exhibit 99.3 to this Form 8-K and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Description of Exhibit

99.1	Gardner Denver, Inc. Press Release dated April 15, 2005 announcing the Company’s proposal to sell 5,000,000 shares of common stock.

99.2	Gardner Denver, Inc. Press Release dated April 15, 2005 announcing the Company’s proposal to make an offering of $125 million of Senior Subordinated Notes due 2013.

99.3	Gardner Denver, Inc. Preliminary Prospectus Supplement dated April 15, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GARDNER DENVER, INC.

Date: April 15, 2005	By:	/s/ Tracy D. Pagliara
Tracy D. Pagliara Vice President, Administration, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Gardner Denver, Inc. Press Release dated April 15, 2005 announcing the Company’s proposal to sell 5,000,000 shares of common stock.

99.2	Gardner Denver, Inc. Press Release dated April 15, 2005 announcing the Company’s proposal to make an offering of $125 million of Senior Subordinated Notes due 2013.

99.3	Gardner Denver, Inc. Preliminary Prospectus Supplement dated April 15, 2005.